Lazard Global Total
Return and Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0 ,  2 0 1 2

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended September 30, 2012. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the quarter- and year-to-date periods ended September 30, 2012, the Fund’s net asset value (“NAV”) performance exceeded its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). We are pleased with LGI’s favorable NAV performance over the one- and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2012)

For the third quarter of 2012, the Fund’s NAV returned 6.8%, outperforming the Index return of 6.7%. Similarly, over the year-to-date period, the NAV return of 14.5% exceeded the Index gain of 13.0%. While the Fund’s NAV performance underperformed the Index for the three-year period, it outperformed the Index on the one- and five-year periods, as well as returning, on an annualized basis, 5.7% since inception versus 4.6% for the Index. Shares of LGI ended the third quarter of 2012 with a market price of $15.01, representing an 11.5% discount to the Fund’s NAV of $16.96.

The Fund’s net assets were $162.9 million as of September 30, 2012, with total leveraged assets of $219.0 million, representing a 25.6% leverage rate. This leverage rate is higher than that at the end of the second quarter (21.5%), but below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer discretionary and energy sectors contributed to performance in the third quarter. In contrast, stock selection in the information technology and financials sectors detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was strong in third quarter, and has performed well for the year-to-date period. It has contributed positively to performance since inception.

As of September 30, 2012, 67.8% of the Fund’s total leveraged assets consisted of global equities, 27.9% consisted of emerging market currency and debt instruments, and 4.3% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2011). The current monthly distribution rate per share of $0.08068 represents a distribution yield of 6.45% based on the Fund’s $15.01 market price as of the close of trading on the NYSE on September 30, 2012. It is currently estimated that $0.40847 of the $0.72612 distributed per share year-to-date through September 30, 2012 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(67.8% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multi-function devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2012, 45.7% of these stocks were based in North America, 23.7% were based in Continental Europe (not including the United Kingdom), 15.9% were from the United Kingdom, 8.0% were from Japan, 5.6% were from the rest of Asia (not including Japan), and 1.1% were from the Middle East. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, 2012, were information technology (20.4%), which includes semiconductors & semiconductor equipment, software & services, and technology hardware & equipment, and health care (18.8%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, financials, industrials, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.4% as of September 30, 2012.

Global Equity Markets Review
Global markets advanced during the third quarter, boosted by monetary easing by the world’s primary central banks. The European Central Bank (ECB) announced it would begin purchasing sovereign debt in the secondary market, alongside the European Stability Mechanism (ESM), for countries which agreed to certain conditions. The U.S. Federal Reserve (the Fed) began another round of quantitative easing, one without an end date, and the Bank of Japan announced it would further its own quantitative efforts, expanding its total financial asset purchases to ¥80 trillion from ¥70 trillion. Investors were also encouraged by a relatively strong earnings season, although many companies began issuing profit warnings. During the quarter, many economic indicators pointed to slowing global growth. However, one bright spot was the continued improvement in U.S. house prices. During the quarter, more economically-sensitive sectors outperformed, as investors shifted capital into riskier assets.

What Helped and What Hurt LGI
Stock selection in the consumer discretionary sector contributed to third-quarter performance. Shares of home improvement retailer Home Depot rose, as investors were heartened by improving housing data. Stock selection in the energy sector also helped returns, including shares of Halliburton, which rose from earlier lows as natural gas prices rebounded.

In contrast, stock selection in the information technology sector detracted from performance. Shares of Intel declined as the company lowered its guidance, citing macroeconomic weakness, specifically in the emerging markets. Stock selection in the financials sector also hurt returns. Shares of Sumitomo Mitsui Financial were weak as the economic outlook in Japan deteriorated, and a large impairment charge on their equity holdings (given the weakness in the Japanese market) further concerned investors. However, we believe the company will benefit from overseas loan growth and low credit costs, and valuation on a price-to-book basis is compelling, in our opinion.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(27.9% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of September 30, 2012, this portfolio consisted of forward currency contracts (66.0%) and sovereign debt obligations (34.0%). The average duration of the emerging market currency and debt portfolio decreased from approximately 10 months to approximately 9 months during the third quarter, with an average yield of 6.8%2 as of September 30, 2012.

Emerging Market Currency and Debt Market Review
Emerging local markets performed well during the third quarter. After subdued yet positive performance in August, markets rallied in September following decisive actions by policymakers from the ECB and the Fed. We believe that several of the steps recently undertaken are risk-mitigating actions, including the ECB’s announcement of Outright Monetary Transactions, support for the ESM, and open-ended quantitative easing (QE3) in the United States. This may rein in the panic-driven market mentality and prompt investors to take note that emerging market fundamentals and currency valuations are not only generally more compelling than those of the developed markets, but are also widening the gap with time.

What Helped and What Hurt LGI
Ghana’s currency rebound, high carry, and massive fixed-income capital gains (i.e., 1000 basis point yield curve compression) significantly contributed to the portfolio’s strong performance in the third quarter. Other frontier markets, such as Nigeria and Uruguay, were also among the top contributors, as a result of high carry and favorable currency performance. Russia’s high carry and the continued rebound in the rouble (following May’s dislocation) were strongly additive, while active currency management also added value. Country selection in Asia, namely a significant weight in top performer India, was also among the top contributors owing to the government’s reform announcements. Elsewhere in Asia, large exposures to solid gainers (i.e., Malaysia, Thailand, and China) relative to the laggards (i.e., Indonesia, Hong Kong, Singapore, and the Philippines) added alpha. Active management in South Africa involving a currency reduction and profit-taking on nominal bonds and a subsequent reinvestment into inflation-linked paper during the middle of the quarter resulted in substantial outperformance relative to the money market’s muted result. Inflation-linked bonds in Turkey and Brazil, as well as nominal bonds in Mexico and Hungary, added value.

Conversely, Romania detracted from performance, as a referendum aimed at impeaching the president weighed on Romania’s currency prior to the referendum’s defeat. Subsequently, the International Monetary Fund’s disbursement review concluded favorably and facilitated a rebound in the Romanian leu. A small exposure to Indonesia, a laggard during the quarter, modestly hurt performance. Little or no exposure to solid gainers, such as Chile, Argentina, Peru, and the Czech Republic, limited the upside from those markets.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of September 30, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2012
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	25.41%	0.04%	4.45%
Net Asset Value	23.55%	-0.99%	5.67%
MSCI World Index	21.59%	-2.15%	4.63%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2012 (unaudited)

Security	Value	Percentage of Net Assets

Singapore Telecommunications, Ltd. ADR	$5,641,530	3.5%
Microsoft Corp.	5,584,494	3.4
HSBC Holdings PLC Sponsored ADR	5,470,944	3.4
International Business Machines Corp.	5,074,227	3.1
Johnson & Johnson	4,964,276	3.0
Mitsubishi UFJ Financial Group, Inc. ADR	4,886,685	3.0
Novartis AG ADR	4,833,414	3.0
Oracle Corp.	4,639,737	2.8
Wal-Mart Stores, Inc.	4,634,640	2.8
Sanofi SA ADR	4,529,912	2.8

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
September 30, 2012 (unaudited)

Description	Shares	Value

Common Stocks—91.2%

Australia—1.6%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,641,485

Finland—1.0%
Sampo Oyj, A Shares ADR	109,500	1,689,585

France—5.8%
GDF Suez Sponsored ADR	75,981	1,701,974
Sanofi SA ADR	105,200	4,529,912
Total SA Sponsored ADR	64,000	3,206,400

		9,438,286

Germany—2.6%
SAP AG Sponsored ADR	59,300	4,229,869

Ireland—1.4%
CRH PLC Sponsored ADR	115,570	2,218,944

Israel—1.1%
Israel Chemicals, Ltd. ADR	140,700	1,736,238

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,593,584

Japan—7.3%
Canon, Inc. Sponsored ADR	44,700	1,430,847
Hoya Corp. Sponsored ADR	73,500	1,615,530
Mitsubishi UFJ Financial Group, Inc. ADR	1,050,900	4,886,685
Nomura Holdings, Inc. ADR	413,045	1,470,440
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	2,432,448

		11,835,950

Singapore—3.5%
Singapore Telecommunications, Ltd. ADR	217,400	5,641,530

Spain—1.6%
Banco Santander SA Sponsored ADR	349,623	2,608,188

Switzerland—8.2%
Novartis AG ADR	78,900	4,833,414
Roche Holding AG Sponsored ADR	92,400	4,341,876
UBS AG	154,572	1,882,687
Zurich Insurance Group AG ADR	92,500	2,305,118

		13,363,095

United Kingdom—14.5%
BP PLC Sponsored ADR (a)	100,855	4,272,218
British American Tobacco PLC Sponsored ADR	37,700	3,869,528
GlaxoSmithKline PLC Sponsored ADR	80,200	3,708,448
HSBC Holdings PLC Sponsored ADR (a)	117,756	5,470,944
Unilever PLC Sponsored ADR	99,100	3,619,132
Wm Morrison Supermarkets PLC ADR	120,300	2,756,073

		23,696,343

United States—41.6%
Cisco Systems, Inc. (a)	220,400	4,207,436
Comcast Corp., Class A	106,120	3,692,976
ConocoPhillips	32,900	1,881,222
Emerson Electric Co. (a)	67,600	3,263,052
Halliburton Co. (a)	89,900	3,028,731
Honeywell International, Inc. (a)	64,700	3,865,825
Intel Corp.	155,400	3,524,472
International Business Machines Corp. (a)	24,460	5,074,227
Johnson & Johnson (a)	72,040	4,964,276
Merck & Co., Inc. (a)	75,300	3,396,030
Microsoft Corp. (a)	187,525	5,584,494
Oracle Corp.	147,340	4,639,737
PepsiCo, Inc.	41,100	2,908,647
Pfizer, Inc.	87,566	2,176,015
Phillips 66 (a)	16,450	762,787
The Bank of New York Mellon Corp.	103,600	2,343,432
The Home Depot, Inc. (a)	69,735	4,209,902
United Technologies Corp.	47,200	3,695,288
Wal-Mart Stores, Inc.	62,800	4,634,640

		67,853,189

Total Common Stocks (Identified cost $149,924,456)		148,546,286

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Description	Principal Amount (000) (b)	Value

Foreign Government Obligations—14.0%
Brazil—3.6%
Brazil NTN-B,
6.00%, 05/15/15	4,330	$5,145,328
6.00%, 08/15/16	503	601,538

		5,746,866

Colombia—0.1%
Republic of Colombia, 12.00%, 10/22/15	305,000	208,680

Ghana—1.0%
Ghana Government Bonds:
24.00%, 05/25/15	1,562	937,346
26.00%, 06/05/17	1,050	709,775

		1,647,121

Hungary—1.6%
Hungary Government Bonds:
7.75%, 08/24/15	95,750	441,158
5.50%, 02/12/16	92,000	399,873
Hungary Treasury Bills:
0.00%, 10/03/12	176,900	797,269
0.00%, 12/19/12	117,500	521,904
0.00%, 04/17/13	88,700	386,030

		2,546,234

Mexico—3.3%
Mexican Bonos:
7.00%, 06/19/14	19,360	1,562,424
9.50%, 12/18/14	16,100	1,376,015
Mexican Cetes:
0.00%, 02/21/13	107,300	818,929
0.00%, 03/21/13	124,000	942,445
Mexican Udibonos, 5.00%, 06/16/16	7,112	640,538

		5,340,351

Poland—0.6%
Poland Government Bond, 3.00%, 08/24/16	3,170	1,033,181

South Africa—0.6%
Republic of South Africa, 5.50%, 12/07/23	5,315	918,519

Turkey—2.0%
Turkey Government Bonds:
0.00%, 03/20/13	2,079	1,120,387
10.00%, 12/04/13	540	309,172
3.00%, 07/21/21	2,612	1,526,597
3.00%, 02/23/22	671	394,223

		3,350,379

Uruguay—1.2%
Uruguay Monetary Regulation Bills:
0.00%, 11/05/12	6,600	311,681
0.00%, 12/07/12	3,531	165,470
0.00%, 05/09/13	2,350	105,605
0.00%, 06/27/13	4,650	206,455
0.00%, 07/05/13	19,770	876,902
0.00%, 08/15/13	6,000	262,145

		1,928,258

Total Foreign Government Obligations (Identified cost $21,986,322)		22,719,589

Description	Shares	Value

Short-Term Investment—5.3%
State Street Institutional Treasury Money Market Fund (Identified cost $8,661,758)	8,661,758	$8,661,758

Total Investments—110.5% (Identified cost $180,572,536) (c)		$179,927,633
Liabilities in Excess of Cash and Other Assets—(10.5)%		(17,038,446)

Net Assets—100.0%		$162,889,187

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/02/12	1,470,511	$722,787	$725,372	$2,585	$—
BRL	BRC	10/02/12	1,632,956	806,000	805,503	—	497
BRL	BRC	10/02/12	1,717,103	849,000	847,011	—	1,989
CLP	UBS	10/11/12	387,916,800	768,000	816,647	48,647	—
CNY	BRC	10/15/12	4,007,797	631,000	637,412	6,412	—
CNY	JPM	11/26/12	10,847,023	1,709,000	1,718,803	9,803	—
CNY	RBC	10/11/12	11,462,705	1,807,797	1,823,691	15,894	—
COP	BNP	10/22/12	1,577,413,200	876,000	873,788	—	2,212
COP	CIT	10/09/12	1,005,356,250	549,000	558,006	9,006	—
CZK	JPM	10/02/12	16,492,992	801,917	843,120	41,203	—
DOP	CIT	10/15/12	7,088,400	179,825	179,867	42	—
DOP	CIT	10/16/12	13,565,650	343,484	344,170	686	—
EUR	BNP	10/12/12	1,307,114	1,685,088	1,679,871	—	5,217
EUR	BRC	10/29/12	584,549	753,000	751,373	—	1,627
EUR	CIT	10/29/12	1,914,393	2,356,770	2,460,740	103,970	—
EUR	ING	11/20/12	479,640	603,875	616,666	12,791	—
EUR	JPM	10/02/12	661,970	829,449	850,665	21,216	—
EUR	JPM	11/26/12	801,883	1,056,000	1,031,033	—	24,967
EUR	JPM	11/26/12	1,765,400	2,199,795	2,269,890	70,095	—
EUR	UBS	12/03/12	591,264	763,630	760,283	—	3,347
GHS	CIT	10/04/12	1,028,000	524,490	541,326	16,836	—
GHS	SCB	10/15/12	483,000	254,747	252,771	—	1,976
GHS	SCB	11/21/12	291,000	147,791	149,206	1,415	—
HUF	CIT	10/12/12	94,948,514	426,805	427,336	531	—
HUF	CIT	12/10/12	93,460,620	413,578	417,493	3,915	—
HUF	JPM	10/09/12	81,864,100	367,501	368,598	1,097	—
HUF	UBS	11/05/12	212,881,650	930,000	954,980	24,980	—
IDR	BRC	10/03/12	3,961,500,000	417,000	413,899	—	3,101
IDR	BRC	10/29/12	7,873,250,000	818,000	819,977	1,977	—
IDR	JPM	10/03/12	3,806,000,000	400,000	397,652	—	2,348
IDR	JPM	10/24/12	4,746,720,000	496,000	494,661	—	1,339
IDR	JPM	11/05/12	3,258,884,000	337,778	339,078	1,300	—
IDR	JPM	01/03/13	7,767,500,000	800,773	801,647	874	—
ILS	BNP	10/12/12	3,187,740	801,000	813,286	12,286	—
ILS	CIT	10/10/12	3,178,265	793,000	810,941	17,941	—
ILS	CIT	10/24/12	3,256,301	832,000	830,331	—	1,669

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ILS	CIT	11/13/12	3,158,762	$789,000	$804,707	$15,707	$—
INR	BNP	11/09/12	35,043,750	623,000	659,527	36,527	—
INR	BRC	11/15/12	25,131,060	486,000	472,441	—	13,559
INR	JPM	10/04/12	32,533,800	581,480	616,689	35,209	—
INR	JPM	10/15/12	44,919,000	805,000	849,576	44,576	—
INR	JPM	11/05/12	21,194,660	399,146	399,184	38	—
INR	RBC	10/05/12	83,899,400	1,499,676	1,590,021	90,345	—
INR	SCB	03/18/13	30,680,440	553,000	564,811	11,811	—
KRW	JPM	10/17/12	924,640,500	823,000	831,394	8,394	—
KRW	JPM	11/13/12	1,825,109,500	1,613,000	1,638,830	25,830	—
KRW	RBC	10/24/12	457,196,140	401,000	410,944	9,944	—
KZT	CIT	11/08/12	68,778,500	457,000	457,445	445	—
KZT	CIT	01/25/13	21,256,200	140,000	140,501	501	—
KZT	HSB	12/24/12	48,615,450	321,000	322,177	1,177	—
KZT	HSB	01/25/13	48,711,750	321,000	321,979	979	—
MXN	HSB	10/11/12	11,347,106	882,000	880,765	—	1,235
MXN	UBS	10/03/12	11,344,120	882,468	881,232	—	1,236
MYR	BRC	10/04/12	1,370,734	438,410	448,398	9,988	—
MYR	BRC	10/18/12	2,475,213	802,000	808,849	6,849	—
MYR	CIT	10/09/12	8,657,962	2,784,000	2,831,154	47,154	—
NGN	CIT	10/04/12	40,112,800	251,333	255,170	3,837	—
NGN	CIT	10/10/12	29,697,000	185,444	188,986	3,542	—
NGN	CIT	10/29/12	39,218,150	235,686	247,231	11,545	—
NGN	CIT	01/28/13	39,218,150	228,477	242,313	13,836	—
NGN	CIT	02/11/13	49,364,000	287,000	305,000	18,000	—
NGN	CIT	04/23/13	50,545,650	287,191	303,104	15,913	—
NGN	CIT	07/23/13	37,185,000	201,000	222,985	21,985	—
NGN	SCB	10/15/12	126,759,600	792,000	806,673	14,673	—
NGN	SCB	05/02/13	53,784,000	304,725	322,523	17,798	—
PEN	CIT	10/26/12	2,154,170	827,000	828,009	1,009	—
PLN	BRC	10/25/12	800,128	252,661	249,047	—	3,614
PLN	CIT	12/27/12	2,490,136	766,000	769,743	3,743	—
RON	JPM	11/13/12	5,018,272	1,400,579	1,412,473	11,894	—
RSD	BRC	11/13/12	102,809,916	1,110,019	1,127,673	17,654	—
RSD	BRC	12/12/12	32,306,216	353,556	350,089	—	3,467
RSD	CIT	10/09/12	17,204,250	184,249	191,648	7,399	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RSD	CIT	10/17/12	23,600,000	$259,170	$261,960	$2,790	$—
RSD	CIT	11/13/12	41,692,300	436,866	457,303	20,437	—
RUB	BRC	10/09/12	26,075,418	803,000	834,952	31,952	—
RUB	JPM	10/05/12	21,885,390	660,741	701,232	40,491	—
RUB	JPM	10/17/12	25,634,500	835,000	819,788	—	15,212
RUB	UBS	11/13/12	26,576,884	824,000	846,198	22,198	—
RUB	UBS	12/04/12	24,933,150	759,000	791,048	32,048	—
RUB	UBS	06/25/13	23,060,440	644,326	707,849	63,523	—
RUB	UBS	07/01/13	23,785,680	664,590	729,404	64,814	—
SGD	HSB	10/24/12	1,520,225	1,241,000	1,238,739	—	2,261
THB	HSB	10/29/12	51,854,148	1,647,000	1,681,364	34,364	—
THB	SCB	11/27/12	12,536,120	404,000	405,637	1,637	—
THB	SCB	12/17/12	25,064,160	808,000	809,932	1,932	—
TRY	JPM	10/12/12	794,875	443,000	441,608	—	1,392
TRY	JPM	10/12/12	1,442,331	797,000	801,314	4,314	—
UGX	CIT	10/17/12	4,087,776,000	1,617,000	1,593,007	—	23,993
UGX	CIT	10/18/12	361,361,000	143,000	140,782	—	2,218
UYU	CIT	10/10/12	5,574,000	260,224	264,723	4,499	—
ZAR	BRC	11/26/12	7,016,003	844,000	836,629	—	7,371
ZAR	CIT	10/29/12	5,589,145	674,000	669,041	—	4,959
ZAR	CIT	10/29/12	5,822,409	703,190	696,964	—	6,226
ZAR	CIT	10/29/12	7,115,403	860,648	851,740	—	8,908
ZAR	CIT	11/08/12	2,602,696	313,635	311,126	—	2,509
ZAR	JPM	10/29/12	4,462,490	540,253	534,176	—	6,077
ZAR	JPM	10/29/12	6,232,429	742,000	746,045	4,045	—
ZAR	JPM	10/29/12	6,276,693	755,000	751,343	—	3,657
ZAR	JPM	10/29/12	12,855,202	1,492,448	1,538,815	46,367	—
ZMK	CIT	10/09/12	1,519,545,000	303,000	297,653	—	5,347
ZMK	CIT	12/19/12	1,494,130,000	289,000	288,853	—	147
ZMK	SCB	10/10/12	1,360,255,000	271,237	266,413	—	4,824
ZMK	SCB	10/17/12	2,583,040,000	512,000	505,400	—	6,600
ZMK	SCB	10/31/12	2,785,151,900	554,000	543,864	—	10,136

Total Forward Currency Purchase Contracts				$74,421,308	$75,545,286	$1,309,215	$185,237

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Forward Currency Sale Contracts open at September 30, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	10/02/12	4,820,570	$2,336,000	$2,377,886	$—	$41,886
BRL	BRC	11/05/12	1,567,556	767,000	769,844	—	2,844
CLP	BNP	10/11/12	387,916,800	774,131	816,647	—	42,516
CZK	JPM	10/02/12	16,492,992	829,448	843,120	—	13,672
EUR	BNP	10/12/12	187,699	240,000	241,227	—	1,227
EUR	BRC	10/25/12	191,731	252,662	246,440	6,222	—
EUR	BRC	11/13/12	871,714	1,110,018	1,120,665	—	10,647
EUR	BRC	12/12/12	262,652	353,556	337,773	15,783	—
EUR	CIT	10/09/12	145,000	184,249	186,345	—	2,096
EUR	CIT	10/12/12	332,000	426,806	426,678	128	—
EUR	CIT	10/17/12	200,000	259,170	257,048	2,122	—
EUR	CIT	10/29/12	594,482	722,200	764,140	—	41,940
EUR	CIT	11/13/12	338,000	436,866	434,529	2,337	—
EUR	CIT	12/10/12	319,000	413,578	410,226	3,352	—
EUR	HSB	12/04/12	1,932,109	2,422,865	2,484,454	—	61,589
EUR	ING	11/20/12	175,048	217,895	225,057	—	7,162
EUR	ING	11/20/12	1,353,135	1,663,834	1,739,704	—	75,870
EUR	JPM	10/02/12	652,000	801,917	837,852	—	35,935
EUR	JPM	10/09/12	290,000	367,501	372,690	—	5,189
EUR	JPM	11/26/12	310,893	399,000	399,735	—	735
EUR	JPM	11/26/12	315,000	405,059	405,016	43	—
EUR	JPM	11/26/12	1,117,033	1,408,244	1,436,242	—	27,998
EUR	JPM	11/26/12	1,701,918	2,133,031	2,188,267	—	55,236
EUR	UBS	12/03/12	601,364	759,000	773,270	—	14,270
HUF	CIT	12/10/12	103,483,600	464,000	462,266	1,734	—
HUF	JPM	10/09/12	142,767,900	621,000	642,822	—	21,822
IDR	JPM	10/03/12	7,767,500,000	809,958	811,551	—	1,593
ILS	BNP	10/24/12	3,088,423	767,138	787,523	—	20,385
INR	JPM	10/04/12	11,339,140	211,000	214,937	—	3,937
INR	JPM	10/04/12	21,194,660	400,655	401,752	—	1,097
JPY	HSB	11/05/12	44,597,144	566,673	571,624	—	4,951
JPY	SCB	11/26/12	149,974,656	1,920,000	1,922,620	—	2,620
MXN	HSB	10/11/12	17,291,550	1,275,000	1,342,174	—	67,174
MXN	JPM	10/31/12	10,181,808	763,586	788,751	—	25,165
MXN	UBS	10/03/12	11,344,120	848,000	881,232	—	33,232
MXN	UBS	01/02/13	11,947,580	921,000	919,876	1,124	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2012 (unaudited)

Forward Currency Sale Contracts open at September 30, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RON	ING	10/10/12	2,163,034	$606,486	$611,595	$—	$5,109
RUB	BRC	10/05/12	16,251,250	500,000	520,708	—	20,708
RUB	BRC	10/05/12	52,067,943	1,673,000	1,668,313	4,687	—
TRY	BRC	07/10/13	93,005	47,835	49,686	—	1,851
TRY	CIT	07/10/13	1,100,468	565,794	587,902	—	22,108
TRY	JPM	02/28/13	1,316,812	702,000	717,605	—	15,605
ZAR	CIT	10/29/12	5,835,215	710,269	698,497	11,772	—
ZAR	CIT	10/29/12	5,994,569	714,277	717,572	—	3,295
ZAR	CIT	10/29/12	23,265,675	2,702,326	2,784,987	—	82,661
ZAR	CIT	11/08/12	2,602,696	314,355	311,126	3,229	—

Total Forward Currency Sale Contracts				$37,788,382	$38,509,974	52,533	774,125

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,361,748	$959,362

Currency Abbreviations:
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Republic Peso
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge

MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
PEN	—	Peruvian New Sol
PLN	—	Polish Zloty
RON	—	New Romanian Leu
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
UGX	—	Ugandan Shilling
UYU	—	Uruguayan Peso
ZAR	—	South African Rand
ZMK	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2012 (unaudited)

(a)	Segregated security for forward currency contracts.

(b)	Principal amount denominated in respective country’s currency.

(c)

For federal income tax purposes, the aggregate cost was $180,572,536, aggregate gross unrealized appreciation was $24,230,390, aggregate gross unrealized depreciation was $24,875,293, and the net unrealized depreciation was $644,903.

Security Abbreviations:
ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry (as percentage of net assets):

Agriculture	1.1%
Alcohol & Tobacco	2.4
Banking	9.4
Cable Television	2.3
Computer Software	8.9
Energy Integrated	7.2
Energy Services	1.9
Financial Services	3.5
Food & Beverages	4.0
Gas Utilities	1.0
Housing	1.4
Insurance	2.4
Manufacturing	6.6
Metals & Mining	1.6
Pharmaceutical & Biotechnology	17.2
Retail	7.1
Semiconductors & Components	4.0
Technology Hardware	5.7
Telecommunications	3.5

Subtotal	91.2
Foreign Government Obligations	14.0
Short-Term Investment	5.3

Total Investments	110.5%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2012 (unaudited)

Valuation of Investments:

Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when the Fund shareholders may not be able to buy or sell Fund shares.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2012 (unaudited)

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of September 30, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2012

Assets:
Common Stocks*	$148,546,286	$—	$—	$148,546,286
Foreign Government Obligations*	—	22,719,589	—	22,719,589
Short-Term Investment	—	8,661,758	—	8,661,758
Other Financial Instruments**
Forward Currency Contracts	—	1,361,748	—	1,361,748

Total	$148,546,286	$32,743,095	$—	$181,289,381

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(959,362)	$—	$(959,362)

*	Please refer to Portfolio of Investments (pages 7 through 8) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities, certain securities are transferred from Level 1 to Level 2 and revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended September 30, 2012.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (71)	Director	Private Investor

Robert M. Solmson (65)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (52)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (67)	Director

Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (82)	Director	Private Investor

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (68)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Interested Director:

Ashish Bhutani (52)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years

Officers(2):

Nathan A. Paul (39)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.